Summary prospectus

Fixed income

Delaware National High-Yield Municipal Bond Fund

Nasdaq ticker symbol
Delaware National High-Yield Municipal Bond Fund
Institutional Class	DVHIX

December 29, 2011

Before you invest, you may want to review the Fund's statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund's statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders online at
www.delawareinvestments.com/institutional/literature. You can also get this information at no cost by calling
800 362-7500. The Fund's statutory prospectus and statement of additional information, both dated December 29, 2011, are each incorporated by reference into this summary prospectus.

Delaware National High-Yield Municipal Bond Fund

What is the Fund's investment objective?

Delaware National High-Yield Municipal Bond Fund seeks a high level of current income exempt from federal income tax primarily through investment in medium- and lower-grade municipal obligations.

What are the Fund's fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	Institutional
Management fees	0.55%
Distribution and service (12b-1) fees	none
Other expenses	0.21%
Total annual fund operating expenses	0.76%
Fee waivers	(0.16%)[1]
Total annual fund operating expenses after fee waivers	0.60%

1

The Fund's investment manager, Delaware Management Company (Manager), is contractually waiving its investment advisory fees and/or paying expenses (excluding any taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) to the extent necessary to prevent total annual fund operating expenses from exceeding 0.60% of the Fund's average daily net assets from December 29, 2011 through December 28, 2012. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager's expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Institutional
1 year	$61
3 years	$227
5 years	$407
10 years	$927

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 57% of the average value of its portfolio.

What are the Fund's principal investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal securities the income from which is exempt from federal income taxes. This is a fundamental investment policy that may not be changed without prior shareholder approval. Municipal debt obligations are issued by state and local governments to raise funds for various public purposes such as hospitals, schools, and general capital expenses. The Fund will invest its assets in securities with maturities of various lengths, depending on market conditions, but will typically have a dollar-weighted average effective maturity between 5 and 30 years. We will adjust the average maturity of the bonds in the portfolio to attempt to provide a high level of tax-exempt income consistent with preservation of capital. The Fund's income will vary depending on current interest rates and the specific securities in the portfolio. The Fund may concentrate its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors does not suit our investment needs. Under normal circumstances, the Fund will invest primarily in lower-rated municipal securities, which typically offer higher income potential and involve greater risk than higher-quality securities.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. Principal risks include:

Investments not guaranteed by the Manager or its affiliates — Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Interest rate risk — The risk that securities will decrease in value if interest rates rise. This risk is generally associated with bonds.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer, may be unable to make interest payments and repay principal in a timely manner.

High yield (junk bond) risk — The risk that high yield securities, commonly known as "junk bonds," are subject to reduced creditworthiness of issuers; increased risk of default and a more limited and less liquid secondary market; and greater price volatility and risk of loss of income and principal than are higher rated securities. High yield bonds are sometimes issued by municipalities with less financial strength and therefore less ability to make projected debt payments on the bonds.

Call risk — The risk that a bond issuer will prepay the bond during periods of low interest rates, forcing a fund to reinvest that money at interest rates that might be lower than rates on the called bond.

Liquidity risk — The possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.

Alternative minimum tax risk — If a fund invests in bonds the income from which is subject to the alternative minimum tax, that portion of the fund's distributions would be taxable for shareholders who are subject to this tax.

Derivatives risk — Derivative contracts, such as options, futures and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, or a securities index, to which a derivative contract is associated moves in the opposite direction from what the portfolio manager anticipated.

Counterparty risk — The risk that a counterparty to a derivative contract (such as a swap, futures, or options contract) or a repurchase agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization).

Government and regulatory risk — The risk that governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets.

How has Delaware National High-Yield Municipal Bond Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year and lifetime periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund's most recently available month-end performance by calling 800 362-7500 or by visiting our website at www.delawareinvestments.com/performance.

Year-by-year total return (Institutional Class)

As of September 30, 2011, the Fund's Institutional Class shares had a calendar year-to-date return of 8.27%. During the periods illustrated in this bar chart, the Institutional Class's highest quarterly return was 14.74% for the quarter ended September 30, 2009 and its lowest quarterly return was -5.88% for the quarter ended December 31, 2010.

Average annual total returns for periods ended December 31, 2010

	1 year	Lifetime (12/31/08 to 12/31/10)
Return before taxes	5.38%	18.24%
Return after taxes on distributions	5.38%	18.26%
Return after taxes on distributions and sale of Fund shares	5.48%	16.65%
Baclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	2.38%	7.52%

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Joseph R. Baxter	Senior Vice President, Head of Municipal Bond Department, Senior Portfolio Manager	May 2003
Stephen J. Czepiel	Senior Vice President, Senior Portfolio Manager	July 2007

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial advisor; by regular mail (c/o Delaware Investments, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); by telephone to your Client Services Representative at
800 362-7500 weekdays from 8:30 a.m. to 6:00 p.m. Eastern time; by telephone to our automated telephone service at 800 523-1918 at any time; through our website at www.delawareinvestments.com; or by wire. Please refer to the Fund's statutory prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

There is no minimum initial purchase requirement for Institutional Class shares, but Institutional Class shares are available for purchase only by the following: (1) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover IRAs from such plans; (2) tax-exempt employee benefit plans of the Fund's Manager or its affiliates and of securities dealer firms with a selling agreement with Delaware Distributors, L.P. (Distributor); (3) institutional advisory clients (including mutual funds) of the Manager or its affiliates, as well as those clients' affiliates, and their corporate sponsors, subsidiaries, related employee benefit plans, and rollover IRAs of, or from, such institutional advisory accounts; (4) a bank, trust company, or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; (5) registered investment advisors (RIAs) investing on behalf of clients that consist solely of institutions and high net worth individuals having at least $1 million entrusted to an RIA for investment purposes (use of the Institutional Class shares is restricted to RIAs who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients); (6) certain plans qualified under Section 529 of the Internal Revenue Code of 1986, as amended (Code), for which the Fund's Manager, Distributor, or service agent, or one or more of their affiliates provide recordkeeping, administrative, investment management, marketing, distribution, or similar services; (7) programs sponsored by financial intermediaries where: (a) such programs allow or require the purchase of Institutional Class shares, (b) the financial intermediary has entered into an agreement covering the arrangement with the Distributor and/or the Fund's transfer agent, and (c) the financial intermediary (i) charges clients an ongoing fee for advisory, investment consulting or similar service, or (ii) offers the Institutional Class shares through a no-commission network or platform; or (8) private investment vehicles, including, but not limited to, foundations and endowments.

Tax information

The Fund's distributions primarily are exempt from regular federal income tax. A portion of these distributions, however, may be subject to the federal alternative minimum tax and state and local taxes. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to broker/dealers and other
financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SMPR-587 [8/11] DG3 17176 [1/12]